UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 12, 2005

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-228-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 12, 2005, the Audit Committee of the Board of Directors (the "Audit Committee") of Bancinsurance Corporation (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company’s independent registered public accounting firm. Also on July 12, 2005, the Audit Committee engaged Daszkal Bolton LLP ("Daszkal") as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2001, 2002, 2003, 2004 and 2005.

The following is a description of all "disagreements" described in Item 304(a)(1)(iv) of Regulation S-K and "reportable events" described in Item 304(a)(1)(v) of Regulation S-K that occurred with respect to the Company and E&Y during the period between January 1, 2002 and July 12, 2005 (collectively, the "Disagreements/Reportable Events").

As previously reported, on February 4, 2005 E&Y advised the Company that, because of developments related to the Company’s discontinued bail and immigration bond program (the "discontinued bond program"), (1) E&Y was withdrawing its audit reports for the years 2001 through 2003 for the Company and its wholly-owned subsidiaries, Ohio Indemnity Company ("Ohio Indemnity") and American Legal Publishing Corporation, (2) those audit reports and the completed interim reviews of the Company’s 2004 quarterly filings on Form 10-Q should no longer be relied upon, (3) E&Y was unable to complete the audit of the Company’s 2004 financial statements at that time and (4) the Company’s appointed actuary, who is employed by E&Y, was withdrawing his certification of Ohio Indemnity’s statutory reserves for the years 2001 through 2003.

In subsequent correspondence to the Company, E&Y informed the Company of the following:

(1) E&Y believes that the Company has a material weakness in its system of internal controls related to the discontinued bond program claim reserves.

(2) E&Y believes that the Company does not have the internal controls related to the discontinued bond program necessary for the Company to develop reliable financial statements.

(3) E&Y believes that at the time the Company filed its 2003 Form 10-K in March 2004, management was aware that there had been significant adverse claims development in the discontinued bond program. E&Y believes this information was not provided to E&Y on a timely basis in connection with E&Y’s audit of the Company’s 2003 financial statements. As a result, E&Y does not believe it can rely on the representations of management. Furthermore, E&Y believes this adverse claims development information would have a significant material effect on the discontinued bond program reserve levels recognized by the Company in its previously filed financial statements and material adjustments need to be recorded in such previously filed financial statements.

(4) E&Y does not believe sufficient information exists to enable management or consulting actuaries to estimate a liability for incurred but not reported ("IBNR") claims on the discontinued bond program at December 31, 2004.

Following E&Y’s withdrawal of its audit reports, the Audit Committee engaged the law firm of Kirkpatrick & Lockhart Nicholson Graham LLP ("Kirkpatrick & Lockhart") to conduct an independent investigation of the concerns raised by E&Y. As previously reported, Kirkpatrick & Lockhart concluded that (1) there was no evidence to suggest that management intentionally withheld information from E&Y regarding the discontinued bond program or committed any intentional misconduct, and (2) internal control deficiencies existed in the discontinued bond program.

The Audit Committee engaged independent auditor Skoda, Minotti & Co. ("Skoda") to perform an audit of Ohio Indemnity’s statutory financial statements for the years 2003 and 2004. As previously reported, Skoda issued an unqualified audit report on those statutory financial statements, which were filed with the National Association of Insurance Commissioners, A.M. Best Company and the 48 states in which Ohio Indemnity is licensed. Prior to issuing its audit report, Skoda received a report of Kirkpatrick & Lockhart’s findings. Skoda concluded that the internal control deficiencies identified by Kirkatrick & Lockhart did not constitute a material weakness in Ohio Indemnity’s system of internal controls.

Also, Ohio Indemnity engaged independent actuary Merlinos & Associates, Inc. ("Merlinos") to provide an actuarial opinion on the adequacy of Ohio Indemnity’s statutory reserves (including IBNR). As previously reported, Merlinos issued an opinion on Ohio Indemnity’s statutory reserves as of December 31, 2004, which was qualified only as to the immigration bond reserves established on the discontinued bond program. Upon receiving information concerning subsequent developments affecting the immigration bond reserves, Merlinos removed this qualification as of March 31, 2005.

On behalf of the Audit Committee, the Audit Committee Chairman has discussed the subject matter of the Disagreements/Reportable Events with E&Y. However, the Disagreements/Reportable Events had not been resolved to E&Y’s satisfaction prior to E&Y’s dismissal.

As noted above, the Audit Committee has engaged Daszkal as the Company’s independent registered accounting firm for fiscal years 2001 through 2005, and in that capacity to audit the Company’s GAAP financial statements which will be filed with the United States Securities and Exchange Commission (the "SEC"). In this regard, it should be noted that there are differences between GAAP accounting principles and the statutory accounting principles applicable to Skoda’s audit report, and there can be no assurance as to the application of accounting principles by Daszkal or the type of audit opinion that might be rendered on the Company’s financial statements by Daszkal.

During the period between January 1, 2002 and July 12, 2005, the Company did not consult with Daszkal regarding (1) either (a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a "disagreement" described in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" described in Item 304(a)(1)(v) of Regulation S-K that occurred with respect to the Company during the period between January 1, 2002 and July 12, 2005.

The Company has authorized E&Y to respond fully to any inquiries from Daszkal concerning the subject matter of the Disagreements/Reportable Events between the Company and E&Y.

The Company has provided E&Y with a copy of this Form 8-K prior to its filing with the SEC. The Company has requested E&Y to furnish to the Company a letter addressed to the SEC stating whether E&Y agrees with the statements made herein above, and, if not, stating in which respects E&Y does not agree. A copy of E&Y’s response letter, dated July 13, 2005, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from Ernst & Young LLP to the United States Securities and Exchange Commission, dated as of July 13, 2005, stating its agreement with the statements made in this report.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

July 13, 2005	By:	/s/ John S. Sokol

Name: John S. Sokol
Title: President

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the United States Securities and Exchange Commission, dated as of July 13, 2005, stating its agreement with the statements made in this report.